UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2012

Date of Report (Date of earliest event reported)

BCM ENERGY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53176	47-0948014
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

5005 Riverway Drive, Suite 350 Houston, TX 77056	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 623-2003

(Former Name or Form Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 15, 2012, BCM Energy Partners, Inc. appointed Fredrick M. Joch to its Board of Directors. Mr. Joch was also appointed to serve on the Board’s Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCM ENERGY PARTNERS, INC.

Date: December 6, 2012	By:	/s/ David M. Beach
	Name:	David M. Beach
	Title:	President and Chief Executive Officer